Exhibit 10(d)
_____________

                GENERAL PARTNERSHIP AGREEMENT OF
        TWC ELEVEN, LTD., A FLORIDA GENERAL PARTNERSHIP


          This Partnership Agreement is entered into this ___ day of August, 1985 by and between TWC FOURTEEN, LTD., a Florida limited partnership, and BAYPORT, LTD., a Florida general partnership, comprised of Liberty Street/Bayport, Ltd., a Florida limited partnership and DEAN WITTER REALTY GROWTH PROPERTIES, L.P., a
Delaware limited partnership.

                       W I T N E S S E T H:

          WHEREAS, on May 28, 1985 TWC FOURTEEN, LTD. as general partner and BAYPORT, LTD. as limited partner entered into an amended and restated agreement of limited partnership of TWC ELEVEN, LTD.

          WHEREAS, pursuant to the terms of the aforesaid Limited Partnership Agreement BAYPORT, LTD. exercised its option to convert its interest from a limited partnership interest into a general partnership interest of TWC ELEVEN, LTD. thereby converting TWC ELEVEN, LTD. from a Florida limited partnership to a Florida general partnership.

          WHEREAS, it is the intention of the parties hereto for this instrument to constitute the General Partnership Agreement by and between the respective partners.

          NOW, THEREFORE the parties hereto agree as follows:

          1.   All of the terms of the amended and restated
Agreement of Limited Partnership of TWC ELEVEN, LTD. dated as of May 28, 1985, a copy of which is attached hereto, shall operate as the General Partnership Agreement by and between TWC FOURTEEN, LTD. and BAYPORT, LTD. as general partners.

          Except as may be expressly limited in the Partnership
Agreement annexed hereto all actions of TWC ELEVEN, LTD., as a Florida general partnership shall be carried on and conducted jointly by both of the partners.

          IN WITNESS WHEREOF, the parties hereto have executed this General Partnership Agreement this __ day of August, 1985.


Signed, sealed and delivered
in the presence of:                TWC FOURTEEN, LTD., a
Florida
                                   Limited Partnership

                                   /s/Jack Wilson
                              By:  ___________________________
                                   Jack Wilson, individually, a
                                   General Partner of TWC
                                   Fourteen, Ltd.

                              -AND-

                              By:  TWC ELEVEN, INC., a Florida
                                   corporation, a General
                                   Partner
                                   of TWC Fourteen, Ltd.

                                        /s/Jack Wilson
                                   By:  ______________________
                                        Jack Wilson, President

                                        (CORPORATE SEAL)

                              -AND-

                              BAYPORT, LTD., a Florida General
                              Partnership, its General Partner

                              By:  LIBERTY STREET/
                                   BAYPORT, LTD., a Florida
                                   Limited Partnership, a
                                   General Partner of Bayport,
                                   Ltd.
                                        /s/Warren B. Lane
                                   By:  _____________________
                                        Warren  B. Lane, its
                                        General Partner

                              -AND-

                              By:  DEAN WITTER REALTY
                                   GROWTH PROPERTIES,
                                   L.P., a Delaware Limited
                                   Partnership, a General
                                   Partner of Bayport, Ltd.


                              By:  DEAN WITTER REALTY
                                   GROWTH PROPERTIES,
                                   INC., a Delaware
                                   Corporation, a General
                                   Partner of Dean Witter
                                   Realty Growth
                                   Properties, L.P.

                                   /s/Warren B. Lane
                              By:  _________________________
                                   Warren B. Lane,
                                   Senior Vice
                                   President

                                   (CORPORATE SEAL)